Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT
                       PURSUANT TO 18 U.S.C SECTION 1350


I, Thomas Glover, Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 28, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2005

                                                 /s/ Thomas Glover
                                                 -------------------------------
                                                 Thomas Glover
                                                 Chief Executive Officer




I, Thomas W. Fry, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 28, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2005

                                                        /s/ Thomas W. Fry
                                                 -------------------------------
                                                        Thomas W. Fry
                                                        Chief Financial Officer